Regulatory Capital	12 Months Ended
Dec. 31, 2013
Banking and Thrift [Abstract]
Regulatory Capital
Regulatory Capital

Sallie Mae Bank is subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material adverse effect on our financial statements. Under the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of our assets, and certain off-balance sheet items as calculated under regulatory accounting practices. Sallie Mae Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk-weightings and other factors.

“Well capitalized” regulatory requirements are the quantitative measures established by regulation to ensure capital adequacy require Sallie Mae Bank to maintain minimum amounts and ratios (set forth in the table below) of Total and Tier I Capital to risk-weighted assets and of Tier I Capital to average assets, as defined by the regulation. The following amounts and ratios are based upon Sallie Mae Bank and do not reflect the effect of the Spin transaction.

	Actual		Well Capitalized Regulatory Requirements
	Amount	Ratio	Amount		Ratio
As of December 31, 2013:
Tier I Capital (to Average Assets)	$1,221,416	11.7%	$521,973	>	5.0%
Tier I Capital (to Risk Weighted Assets)	$1,221,416	16.4%	$446,860	>	6.0%
Total Capital (to Risk Weighted Assets)	$1,289,497	17.3%	$745,374	>	10.0%

As of December 31, 2012:
Tier I Capital (to Average Assets)	$997,463	11.5%	$432,324	>	5.0%
Tier I Capital (to Risk Weighted Assets)	$997,463	15.0%	$398,105	>	6.0%
Total Capital (to Risk Weighted Assets)	$1,066,652	16.1%	$663,509	>	10.0%

Dividends

Sallie Mae Bank is chartered under the laws of the State of Utah and its deposits are insured by the FDIC. Under Utah State law, Sallie Mae Bank may not pay a dividend out of net profits until it has (1) provided for all expenses, losses, interest, and taxes accrued or due from Sallie Mae Bank and (2) transferred to a surplus fund at least 10 percent of its net profits before dividends for the period covered by the dividend, until the surplus reaches 100 percent of its capital stock. For purposes of these Utah State dividend limitations, Sallie Mae Bank’s capital stock is $1 and its capital surplus exceeds 100 percent of capital stock.

Under FDIC regulations, Sallie Mae Bank may not pay any dividend if, following the payment of the dividend, Sallie Mae Bank would be undercapitalized, as defined under the Federal Deposit Insurance Act and applicable regulations. Sallie Mae Bank complied with the aforementioned dividend restrictions for the years ended December 31, 2013, 2012 and 2011. Sallie Mae Bank’s Board of Directors declared dividends in both 2013 and 2012. Total dividends paid were $120,000, $420,000 and $100,000 in 2013, 2012 and 2011, respectively. On December 13, 2013, the FDIC objected to Sallie Mae Bank’s proposed year-end dividend payment, finding that Sallie Mae Bank should thoroughly assess its capital adequacy following its planned Spin-Off transaction. However, on February 3, 2014, Sallie Mae Bank received a letter from the FDIC clarifying that the prior objection was not intended to restrict Sallie Mae Bank from declaring dividends for the purpose of contributing Sallie Mae Bank’s proportionate share of the firm’s usual and ongoing obligations to preferred shareholders.